Exhibit 10.35

Certain identified information has been omitted from this document because it is not material and is the type that the Company customarily and actually treats as private or confidential, and has been marked with “[***]” to indicate where omissions have been made.

Production Pricing Agreement
Effective Date: 12/1/2022

Seller Name	Panasonic Corporation of North America doing business as Panasonic Industrial Devices Sales Company of America ("PIDSA”)
Address	2 Riverfront Plaza, Newark, NJ 07102
Place of Incorporation	Delaware

Commodity Description	Battery Cells
Tier 1 or Tier 2	Tier 1
Supplier Shipping Site Code	113517
Incoterms	FCA (Incoterms 2010)
Manufacturing address	Suminoe plant 1-2-63, Hirabayashi-kita, Suminoe-ku, Osaka-shi, Osaka 559-8729, Japan
Ship from address	9-10 Minatojima Chuo-ku, Kobe-shi, Hyogo-ken 650-0045, Japan (Kobe Port)

Delivery Location	Lucid USA, Inc.
Address	Lucid Motors Logistics Operations Center, 1115 W. Alameda Dr., Tempe, AZ 85282, USA

Pricing Validity Period	2/1/2023	through	12/31/2025
Production Volume	As provided in forecast Exhibit C
Payment Terms	See Section 6 below
1.    This Production Pricing Agreement (Standard) (“PPA”) (i) amends and restates in its entirety the Letter Agreement between Sanyo Electric Co., Ltd., acting through its Mobility Energy Business Division (“Sanyo”) and Lucid USA, Inc. dated September 1st, 2022 (“Letter Agreement”), and upon execution of this PPA such Letter Agreement shall be null and void, and (ii) is entered into by Lucid USA, Inc. (“Lucid”) and PIDSA (identified above) with respect to the goods described in Exhibit A (“Products”) and countersigned by Sanyo with respect to the amendment and restatement referenced in (i) above. Sanyo’s countersignature shall be made on this PPA solely in connection with the Letter Agreement and Sanyo shall have no rights or obligations under this PPA. Lucid and PIDSA are each a “Party” and collectively are the “Parties”. The General Terms and Conditions between Panasonic Energy Co., Ltd. and Lucid dated as of December 1st, 2022 (“GTC”) are incorporated by reference into this PPA as an integral part hereof. In case of any inconsistencies between the terms of the GTC and the terms of this PPA, the terms of this PPA shall prevail. PIDSA and Lucid are “Parties” and each a “Party”.

Production Pricing Agreement (Standard), ver. January 2021    Page 1 of 9

2.    Pricing. Lucid and PIDSA agree to the pricing for the Products set forth in Exhibit A (“Prices”). The Prices: (a) are subject to certain agreed adjustments for Raw Material Adjustments as provided in Exhibit B and for exchange rate fluctuations between United States Dollars and Japanese Yen with respect to all costs for the Products procured or payable in Japanese Yen as provided in Exhibit B, and (b) are exclusive of all applicable sales, value added, surcharges, or similar transfer taxes or charges. PIDSA shall extend a sufficient credit limit to Lucid in accordance with the Payment Terms set forth above.
3.    Orders, Volumes. Lucid shall issue Production Orders, Spot Orders and Releases (as defined in Schedule 1 of the GTC) for the Production Volumes set forth in Exhibit C.
4.    Miscellaneous. PIDSA and Lucid agree (a) that the GTC; and the Production Order, Spot Orders and Releases (collectively, the “POs”) issued by or for Lucid and accepted by PIDSA in accordance with the relevant terms of the GTC are incorporated as an integral part of this PPA and (b) that the GTC, POs, and this PPA constitute, collectively, the entire agreement between the Parties with respect to the subject matter hereof and supersede all prior oral or written representations or agreements by the Parties with respect to such subject matter. No subsequent terms, conditions, understandings, or agreements purporting to modify the terms of this PPA will be binding unless in writing and signed by both Parties. Any standard preprinted or other terms and conditions included or referenced in PIDSA’s invoice(s) or other documents are excluded and shall not be part of this PPA.
5.    [***]
6.    Payment terms
a.    [***] payment terms shall be [***]. All payments of invoices are [***]. Payments made [***]. If any invoice has an error, the due date shall be extended until such error is corrected.
b.    The Parties shall discuss in [***]. An example of [***] shall be as follows:

[***]	[***]
[***]	[***]

Production Pricing Agreement (Standard), ver. January 2021    Page 2 of 9

Agreed by authorized representatives of each of PIDSA, Sanyo and Lucid and signed by them as of the date set forth above (the “PPA Effective Date”).

Panasonic Corporation of North America doing business as Panasonic Industrial Devices Sales Company of America		Lucid USA, Inc.
By:	/s/ Minoru Kondo	By:	/s/ Sherry House
Printed:	Minoru Kondo	Printed:	Sherry House
Title:	Vice President, PIDSA-ED	Title:	Chief Financial Officer
Date:	2022/12/9	Date:	12/12/2022

Acknowledged and agreed with respect to the amendment and restatement of the Letter Agreement:
SANYO Electric Co., Ltd., acting through its Mobility Energy Business Division
By:	/s/ Hiroki Saito
Printed:	Hiroki Saito
Title:	In charge of Japan business
Date:	2022/12/9

This PPA incorporates the following Exhibits:
Exhibit A: Product and Price
Exhibit B: Raw material and exchange price adjustments
Exhibit C: Volume Forecast
Exhibit D: Performance Metrics
Exhibit E: BOM Cost

Production Pricing Agreement (Standard), ver. January 2021    Page 3 of 9

Exhibit A: Product and Price

[***]

Production Pricing Agreement (Standard), ver. January 2021    Page 4 of 9

Exhibit B: Raw material and exchange price adjustments

[***]

Chart 1B - Raw material & foreign exchange Indexes

Raw Material Type	Unit cost	Index Authority	Description
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***]

Chart 2B – Raw Material adjustment cadence

Shipment Month	Arithmetic average of the daily Calculated Index price during the following period:	Applies for following indices
[***]	[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

[***]

Chart 3B – Raw material formula and base price ([***])

Definition		[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Example only, for [***]

Definition		[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]

Production Pricing Agreement (Standard), ver. January 2021    Page 5 of 9

Chart 4B – Raw material formula and base price ([***])

Definition		[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Other cell costs:

[***]

Chart 5B – Exchange Rate

Input	Representative letter	Description	Value [***]	Value [***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

[***]

Production Pricing Agreement (Standard), ver. January 2021    Page 6 of 9

Exhibit C: Volume Forecast

[***]

Production Pricing Agreement (Standard), ver. January 2021    Page 7 of 9

Exhibit D: Performance Metrics

As referenced in the GTC, the Parties agree to the following Performance Metrics.

Metric Name	Metric	Detailed calculation
[***]	[***]	[***]
[***]	[***]	[***]

Production Pricing Agreement (Standard), ver. January 2021    Page 8 of 9

Exhibit E: BOM Cost

[***]

Material	Unit	Raw materials	Base line unit price	Base Usage/Cell
[***]	[***]	[***]	[***]	[***]
		[***]	[***]	[***]
		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

[***]

Material	Unit	Raw materials	Base line unit price	Base Usage/Cell
[***]	[***]	[***]	[***]	[***]
		[***]	[***]	[***]
		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

Production Pricing Agreement (Standard), ver. January 2021    Page 9 of 9